SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 2, 2004

(Date of report)

OLD SECOND BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction
of incorporation)

0-10537	36-3143493
(Commission File Number)	(IRS Employer Identification No.)

37 South River Street Aurora, Illinois 60507
(Address of principal executive offices)(Zip Code)

(630) 892-0202
(Registrant’s telephone number, including area code)

Item 5.                                 Other Events and Regulation FD Disclosure

On August 2, 2004, Old Second Bancorp, Inc. issued a press release announcing the settlement of a lawsuit filed in 2001 against Old Second Bank – Yorkville, a wholly-owned subsidiary of the Company.  The Company agreed to settle a recent $2.2 million judgment in the case for a payment of $1.75 million and to discontinue its appeal.  The press release is attached as Exhibit 99.1.

Item 7.                                 Financial Statements, Pro Forma Financial Information and Exhibits

(a)                                  Financial Statements of Business Acquired.

None.

(b)                                 Pro Forma Financial Information.

None.

(c)                                  Exhibits.

99.1      Press release dated August 2, 2004

Item 12.  Results of Operations and Financial Condition

On August 2, 2004, The Company issued a press release announcing its earnings for the fiscal quarter ended June 30, 2004 as revised to take into account the settlement described above in Item 5.  The press release is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD SECOND BANCORP, INC.
(Registrant)

Date: August 2, 2004

	By:	/s/ J. Douglas Cheatham
J. Douglas Cheatham
Senior Vice President and Chief Financial Officer